                                                                   EXHIBIT 10.25

                                SIXTH AMENDMENT
                                      TO
                                 AGREEMENT FOR
                    COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS


This Sixth Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets (the "Sixth Amendment") dated as of the_____ day of ___________, 1994, is made by and among EQUIFAX CREDIT INFORMATION SERVICES, INC., a Georgia corporation ("CBI" or "ECIS"), EQUIFAX INC., a Georgia corporation ("Equifax") and CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management"), CREDIT BUREAU OF TULSA, INC., an Oklahoma corporation, and COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC").

                                  WITNESSETH:

WHEREAS, The Credit Bureau, Incorporated of Georgia, Equifax, CSC, CSC Credit Services, Inc., a Texas corporation ("Credit Services"), CSC Credit Services of Minnesota, Inc., a Texas corporation ("Minnesota"), Credit Bureau of Cincinnati, Inc., an Ohio corporation ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc., a Missouri corporation ("Kansas City"), Johns Holding Company, a Delaware corporation ("JHC"), and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 ("the Original Agreement"); and


WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and


WHEREAS, as of December 28, 1990, Credit Services, CSC Enterprises, Inc., a Nevada corporation ("CEI"), CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that certain Partnership Agreement (the "Partnership Agreement") of the Partnership; and


WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title, and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI and Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title, and interest in and to the Original Agreement. and the Partnership assumed all of CEI's obligations under the Original Agreement; and


WHEREAS, the Original Agreement was amended as of December 28, 1990, by that certain First Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI, and the Partnership (the "First Amendment"); and


WHEREAS, the Original Agreement, as amended by the First Amendment, was further amended as of the 27th day of September, 1991, by that certain Second Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, and CSC (the "Second Amendment"); and


WHEREAS, the Original Agreement, as amended by the First Amendment and the Second Amendment, was further amended as of the 27th day of September, 1991, by that certain Third Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, and CSC (the "Third Amendment"); and


WHEREAS, CBI, as of December 23, 1991, changed its corporate name from The Credit Bureau, Incorporated of Georgia to Equifax Credit Information Services, Inc. and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" in the Original Agreement, as amended, or this Amendment refers to Equifax Credit Information Services, Inc., a Georgia corporation; and


WHEREAS, Credit Bureau of Tulsa, Inc. ("CB-Tulsa") was added to the Original Agreement, as amended, as a party via an Addendum effective as of the 17th day of February, 1992, and for the purposes of Exhibit N set forth in this Sixth Amendment CB-Tulsa will be included in any reference to the Partnership; and


WHEREAS, the Original Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment was further amended as of the 31st day of December, 1992, by that certain Fourth Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, CSC, and CB-Tulsa ("the Fourth Amendment"); and


WHEREAS, the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment was further amended as of the 7th day of September, 1993, by that certain Fifth Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, CSC, and CB-Tulsa (the "Fifth Amendment," the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment being referred to herein as the "Agreement"); and

WHEREAS, the parties hereto desire to establish a procedure to define certain payments under the Agreement in respect of certain products to certain large volume customers; and

WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein;


NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


1.     ADDITION OF EXHIBIT N TO THE AGREEMENT

The following new Exhibit N titled "Volume Customer Pricing" is hereby added to the Agreement as follows:

1. The parties agree that this Exhibit N and a schedule in the form attached hereto ("Schedule") shall be used to determine payments in respect of the Cost Allocation System (as defined in Paragraph 8(c) of the Agreement), billable inquiries (as defined in Paragraph 8(a) of the Agreement), and the Royalty (as defined in Paragraph 8(e) of the Agreement) (collectively, the "Affected Payments") for those Affected Products listed on the Schedule accessed by each customer to whom the parties agree Exhibit N will apply ("Customer"), whether accessed directly by such Customer or for such Customer (using the Customer's member number) by the Partnership, ECIS or its Affiliate Bureaus. "Affected Products" are those products that will have adjusted Cost Allocation, billable inquiry charges, and Royalty charges. The parties agree that the form of the attached Schedule shall be completed as to each such Customer and signed by (a) the President or a Vice President of CSC Enterprises, Inc. (in its capacity as managing partner of the Partnership) and acting on behalf of the Partnership, Accounts Management, CB-Tulsa and CSC and (b) the President or a Senior Vice President of ECIS and acting on behalf of ECIS and Equifax. Upon execution and delivery of any such Schedule by the corporate officers referred to above, no further action shall be required by the parties to the Agreement in order to make such Schedule effective.

2. The Schedule shall name the Customer as specifically as possible; the Customer may be a division or divisions of a company or may be defined as only including certain member numbers, as necessary.

3. The Schedule shall specify the Affected Products and a related billable inquiry pricing code. Payments in respect of products not named as Affected

Products on the Schedule shall not be affected by this Exhibit N or the Schedule for the Customer. A "Unit" means each unit of an Affected Product accessed by or for such Customer. If necessary the Parties may agree to complete and execute more than one schedule for any customer.

4. The Schedule shall specify or include a calculation of the monthly payment, whether by calendar month or other monthly billing cycle, from the Customer ("Customer's Monthly Payment"). The Schedule shall specify the total amount(s) the Customer will pay monthly under the pricing agreement with the Customer ("Total Monthly Payment"). The Schedule will list the adjustments ("Adjustments") to the Total Monthly Payment, if any, agreed upon by the parties to this Amendment. The Customer's Monthly Payment shall be determined by subtracting the Adjustments from the Total Monthly Payment. If necessary, the Total Monthly Payment, the Adjustments, and the Customer's Monthly Payment may be stated as a formula based on a price per Unit or another system of pricing, or an attachment may be used if the Monthly Payments or Adjustments will vary from month to month.

5.     Affected Payments under this Exhibit N shall be determined as follows:

(a)    Actual Customer File Price. A factor defined as the "Actual Customer File
       --------------------
Price" will be calculated in respect of each month by (i) dividing the Customer's Monthly Payment by (ii) the total number of Units accessed that month by Customer from all ACROPAC bureau files. (Any reference to a "month" in this Exhibit N shall be to a calendar month or other monthly billing cycle as appropriate for Customer.) For example, if the Customer's Monthly Payment is $500,000 and the number of Units accessed in a given month by the Customer is 1,000,000. then the Actual Customer File Price for that month would be $0.50:

Customer's Monthly /       Units Accessed =    Actual Customer
Payment ($500,000)         (1,000,000)         File Price ($0.50)

(b)    Cost Allocation System. The Cost Allocation System in respect of Affected
       ----------------------
Products shall require a determination of three elements: (i) the Sellers' Allocation, (ii) the Model Royalty Allocation and (iii) the Participating File Owners' Allocation.

(i) The Sellers' Allocation, or a method of calculating the Sellers' Allocation, will be determined by the parties and listed in the Schedule. The Partnership will receive a portion (the "Partnership Share") of the Sellers' Allocation each month; the remainder of the Sellers' Allocation, if any, will be allocated by ECIS. The Partnership Share, or a method of calculating the Partnership Share, will be determined by the parties and listed in the Schedule. For example, if the Customer's Monthly Payment is $500,000, and the parties agree that the Sellers' Allocation will be 5% of the Customer's Monthly Payment, and the Partnership Share is agreed to be 22% of the Seller's Allocation, then the Sellers' Allocation and the Partnership Share will be determined as follows:

Customer's Monthly x       Agreed           = Sellers' Allocation

Payment ($500,000) x       percentage (5%)    ($25,000)

Sellers' Allocation x      Agreed           = Partnership Share
($25,000)                  percentage (22%)   ($5,500)


(ii) The Model Royalty Allocation(s) will be paid to the party or parties ("Model Vendors") that provide the scoring model system or systems, if any, used by the Customer in respect of Units accessed by the Customer. The Units to which the Customer applies a particular scoring model system during a given month are referred to as the "Scored Units". A Model Royalty Allocation will be calculated in respect of each model system used by the customer for each month by (x) multiplying the number of Scored Units applying the particular model by
(y) the Royalty paid to the Model Vendor as set forth in the contract between ECIS and such Model Vendor for each such model unit ("Model Unit Cost"). For example, if the number of Scored Units accessed in a given month by the Customer is 550.000, and the Model Unit Cost for the model is $.05, then the Model Royalty Allocation for that month for that model royalty system would be $27,500:

Scored Units Accessed X Model Unit Cost = Model Royalty Allocation
(550,000)                  ($.05)             ($27,500)

Each Model Vendor will receive all of the Model Royalty Allocation for each month for the model system it provided.

(iii) The Participating File Owners' Allocation will be calculated in respect of each month by subtracting from the Customer Monthly Payment (w) the File Sellers' Allocation, (x) the Model Royalty Allocation(s), (y) amounts, if any, paid to file owners who are not participating in the cost allocation adjustment of revenue from the sale of Affected Products ("Non Participating File Owner Amounts", or "NPFO Amounts"), and (z) other amounts ("Other Amounts"), if any, the parties agree should be subtracted. A Participating File Owner (sometimes referred to herein as a "PFO") is one who elects to participate in the cost allocation adjustment of revenue from the sale of Affected Products to the Customer. For example, if the File Sellers' Allocation and the Model Royalty Allocation(s) for a given month are $25,000 and $27,500, respectively, and there are no NPFO Amounts or Other Amounts to be subtracted, then the Participating File Owners' Allocation for that month would be $447,500:

Customer's -     File         Model      -     NPFO    - Other =    PFO
Monthly          Sellers'     Royalty          Amounts   Amounts    Allocation
Payment          Allocation   Allocation  ($0)                      ($447,500)
($500,000)       ($25,000)    ($27,500)

The Participating File Owners' Allocation will be allocated among Participating File Owners regardless of whether the Affected Products are otherwise characterized as seller-based or owner-based products. Each Participating File Owner will receive an allocation for a given month of a proportion of the Participating File Owners' Allocation for that month based on the number of Units accessed during that month from its file. For example, if for a given month the Participating File Owners' Allocation is $447,500, the number of Units accessed by the Customer from PFO's ("PFO Units") is 1,000,000, and the number of Units accessed from the file of Participating File Owner X is I 00,000, then Participating File Owner X will receive $44,750 from the Participating File Owners' Allocation:

PFO's         /   PFO Units     x    Units Accessed =    PFO X
Allocation        Accessed by        from file of        Share of PFO's
($447,500)        Customer           PFO X               Allocation
                  (1,000,000)        (100,000)           ($44,750)

(c)    Billable Inquiry -  The amount payable by the Partnership for a given
       ----------------
month for each billable inquiry in respect of a Unit will be calculated by (1) dividing the Actual Customer File Price for that month by (ii) another price agreed upon by the parties as the "Prior Customer File Price" (iii) multiplied by a constant number equal to $0.23; provided, such amount per billable inquiry shall in no event exceed $0.23, or such lower amount provided by the Agreement. For example, if for a given month, the Actual Customer File Price is $0.50, and the Prior Customer File Price is $1.12, the charge for a billable inquiry for that month will be $0.102679:

Actual        /   Prior         $0.23   =   billable inquiry
Customer          Customer                  charge
File Price        File Price                ($0.102679)
($0.50)           ($1.12)

(d)    Royalty.  The amount payable as Royalty under the Agreement per billable
       -------
inquiry in respect of a Unit in respect of a given month will be calculated by
(i) dividing the Actual Customer File Price for that month by (ii) the Prior Customer File Price (iii) multiplied by the Royalty otherwise payable under the Agreement ($0.07); provided, such amount shall in no event exceed $0.07. For example, if for a given month the Actual Customer File Price is $0.50. and the Prior Customer File Price is $1.12, the Royalty per billable inquiry for that month will be $0.03125:

Actual        /   Prior          x          Agreement    =    Royalty per
Customer          Customer                  Royalty           billable inquiry
File Price        File Price                ($0.07)           ($0.03125)
($0.50)           ($1.12)

6. This Exhibit N shall be effective as of August 1, 1993 and shall remain effective throughout the term of the Agreement and any renewals thereto.

7. The Schedule shall include an effective term concurrent with the pricing arrangement with the Customer.

8. If the Parties agree that a particular Schedule should be changed because of factors not anticipated at the time the Schedule is originally prepared. they may execute another Schedule and indicate that it supersedes the prior Schedule.

9. The Parties recognize that, from time to time, changes to the actual Cost Allocation resulting from a particular Schedule may be required after the allocation has been made.

Any such changes that are made on an ad hoc, non-recurring basis and that do not result from or require a change in any portion of the completed Schedule may be made by a letter agreement signed by (a) the President or a Vice President of CSC Enterprises, Inc. (in its capacity as managing partner of the Partnership) and acting on behalf of the Partnership, Accounts Management, CB-Tulsa and CSC and (b) the President or a Senior Vice President of ECIS and acting on behalf of ECIS and Equifax.

10. The Partnership shall have the right to audit ECIS's relevant records to verify compliance with the terms of this Exhibit N and the Schedules. Such audit may be conducted after reasonable notice, during normal business hours, using reasonable procedures to assure an accurate audit. Each party will reasonably cooperate with the other during the conduct of any such audit, it being expressly understood that in no event shall auditors be permitted to access the confidential data, files, or information belonging to a third party or not directly related to this Exhibit N and the Schedules. Auditors will not be given free access to facilities, documents, or files. Auditors will work only in designated locations and will conduct their business quietly without significant disruption of work being done by others. Notwithstanding anything to the contrary herein contained, ECIS will make available to the Partnership appropriate personnel to answer the, Partnership's questions associated with the audit. All expenses of the audit are the responsibility of the Partnership.

2.     REFERENCES TO THE AGREEMENT

All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Sixth Amendment.


3.     AUTHORITY

Each of the parties hereto represents to the other parties hereto that:

(a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Sixth Amendment, to perform under the Agreement, as amended by this Sixth Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Sixth Amendment, without the necessity of any act, approval, or consent of any other person whomsoever, except such as have been obtained; and

(b) the Agreement, as amended by this Sixth Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.     COUNTERPARTS

This Sixth Amendment may be executed in several counterparts, and, each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.     MERGER

This Sixth Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.     GOVERNING LAW

THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment as of the day and year first above written.


EQUIFAX CREDIT INFORMATION SERVICES, INC.

By:______________________________________

Its______________________________________


EQUIFAX INC.

By:______________________________________

Its______________________________________

CSC ENTERPRISES

     By: CSC ENTERPRISES, INC.
     Its Managing Partner

     By:_________________________________

     Its_________________________________

CSC ACCOUNTS MANAGEMENT, INC.

By:______________________________________

Its______________________________________



CREDIT BUREAU OF TULSA, INC.
By:______________________________________

Its______________________________________

COMPUTER SCIENCES CORPORATION

By:______________________________________

Its______________________________________

                             SCHEDULE TO EXHIBIT N
            TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES
                    AND OPTIONS TO PURCHASE AND SELL ASSETS


       THIS SCHEDULE ("Schedule") dated _______________, 19___, is by and between (i) CSC Enterprises, Inc. in its capacity as managing partner of CSC Enterprises, a Delaware general partnership (the "Partnership"), on behalf of the Partnership, Accounts Management, Inc., a Texas corporation ("Accounts Management"), Credit Bureau of Tulsa, Inc., an Oklahoma corporation ("CB-Tulsa") and Computer Sciences Corporation, a Nevada corporation ("CSC") and (ii) Equifax Credit Information Services, Inc., a Georgia corporation ("ECIS") on behalf of itself and Equifax, Inc., a Georgia corporation ("Equifax").

                                   RECITALS:

       WHEREAS, the Partnership, Accounts Management, CB-Tulsa, CSC, ECIS and Equifax are parties to that certain Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets dated as of August 1, 1988, as amended (the "Agreement"); and

       WHEREAS, pursuant to Exhibit N of the Agreement the parties have agreed to establish a procedure to define certain payments under the Agreement in respect of certain products sold to certain large volume customers; and

       WHEREAS, the parties wish to execute this Schedule in respect of the large volume customer (the "Customer") referred to herein:

       NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1. All capitalized terms which are defined in Exhibit N and not otherwise defined herein shall have the same meaning herein as in Exhibit N.

       2.   This Schedule is issued pursuant to Exhibit N.

       3.   The Customer is: _________________________________________.

       4. The Affected Products and their respective billable inquiry pricing codes ("BIPC") are:


            Affected Product         BIPC       Affected Product      BIPC

            ____________________     _______    ___________________   ________

            ____________________     _______    ___________________   ________

            ____________________     _______    ___________________   ________

            ____________________     _______    ___________________   ________

            ____________________     _______    ___________________   ________


            (Attach additional sheets if necessary)


     5.     The Customer's Monthly Payment calculation is:

            a.    The Total Monthly Payment:                   _______________

            b.    Adjustments: ______________________________  _______________

                               ______________________________  _______________

                               ______________________________  _______________


            c.    Customer's Monthly Payment (5a - 5b):        _______________
                  (If Customer's Monthly Payment will not be the same each month, an additional attachment may be added.)

                  (Attach additional sheets if necessary)


     6. The Seller's Allocation is _______________________, (or) will be determined as follows:______________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

     7. The Partnership Share of the Sellers' Allocation is _______________________, (or) will be determined as follows:____________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________


     8. The Models which may be used by the Customer and their respective Model Unit Costs are:

            Model                                             Unit Cost

            ____________________________________________   ___________

            ____________________________________________   ___________

            ____________________________________________   ___________

     9.     The Participating File Owners are:__________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________


     10.    The Other Amounts are:

            Description                                      Amount

            _____________________________________________   __________

            _____________________________________________   __________

            _____________________________________________   __________

     11.    The Prior Customer File Price is:_________________________

     12. This Schedule shall apply to the Affected Payments resulting from Customer's accessing Affected Products from _____________________ to ____________________________________; provided, however, this schedule shall not extend beyond the term of the Agreement.

     13.    This Schedule supersedes a Schedule previously executed.  [] yes
            [] no

            Superseded schedule  __________________________ (Customer's Name)
                         ______________________ (Date of Superseded Schedule)

     IN WITNESS WHEREOF, the parties have executed this Schedule to be effective as of the date and year first written above.

CSC ENTERPRISES. a Delaware general     EQUIFAX CREDIT INFORMATION
partnership                             SERVICES, INC.
      By: CSC ENTERPRISES, INC.
      Its Managing Partner              By:________________________________

By:________________________________     Its_____________________________________